SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                  Date of Report:  May 24, 1994


                       HUGHES SUPPLY, INC.

                   Commission File No.  0-5235

Incorporated in the State          IRS Employer Identification
        of Florida                        No.  59-0559446


                      Post Office Box 2273
                20 North Orange Avenue, Suite 200
                     Orlando, Florida 32802




                 Registrant's Telephone Number,
              Including Area Code:  (407) 841-4755















Item 4. Change in Registrant's Certifying Accountant.

     On May 24, 1994, the Board of Directors of Hughes Supply, Inc.(the "Registrant") appointed Price Waterhouse as audi-tors for the three fiscal year period commencing with the Registrant's current fiscal year ending January 27, 1995. The term of engagement of the Registrant's previous audi-tors, the firm of Coopers & Lybrand, expired at the conclu-sion of the fiscal year ended January 28, 1994. Price Waterhouse was selected by the Board upon the recommendation of the Audit Committee following consideration of proposals submitted at the Committee's request by a number of indepen-dent accounting firms including, among others, Coopers & Lybrand and Price Waterhouse.

     (a)  Previous independent accountants.

          (i) The former accountants, Coopers & Lybrand, were not reappointed by the Registrant fol-lowing the expiration of their term of engag-ement.

          (ii) The reports of Coopers & Lybrand on the fi-nancial statements for the past two fiscal years contained no adverse opinion or dis-claimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for the change in accounting for income taxes in fiscal year ended January 31, 1992 referred to in the reports of Coopers & Lybrand.

          (iii) The Registrant's Board of Directors approved the change of independent accountants upon the recommendation of the Audit Committee.

          (iv) In connection with its audits for the two most recent fiscal years and through May 24, 1994, there have been no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Coopers & Lybrand would have caused them to make reference thereto in their report on the financial statements for such years.

          (v) During the two most recent fiscal years and through May 24, 1994, there have been no reportable events as defined in
                    Regulation S-K Item 304(a)(1)(v).

          (vi) The Registrant has requested that Coopers & Lybrand furnish it with a letter addressed to the Securities and Exchange Commission stat-ing whether or not it agrees with the above statements. A copy of such letter, dated May 31, 1994, is filed as Exhibit 16.1 to this Form 8-K.

     (b)  New independent accountants.

          (i) The Registrant engaged Price Waterhouse as its new independent accountants as of May 24, 1994. During the two most recent fiscal years and through May 24, 1994, the Regis-trant has not consulted with Price Waterhouse on items which (1) were or should have been subject to SAS 50 or (2) concerned the sub-ject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(2)).


Item 7.  Financial Statements and Exhibits.

     (a) Financial statements of business acquired - Not appli-cable.

     (b)  Pro forma financial information - Not applicable.

     (c)  Exhibits

          (1)  Underwriting agreement - Not applicable.
          (2) Plan of acquisition, reorganization, arrangement, liquidation or succession - Not applicable.

          (4) Instruments defining the rights of security hold-ers, including indentures - Not applicable.

          (16) Letter re change in certifying accountant.

               16.1   Letter from Coopers & Lybrand.

          (17) Letter re director resignation - Not applicable.

          (20) Other documents or statements to security holders -Not applicable.

          (23) Consents of experts and counsel - Not applicable.

          (24) Power of attorney - Not applicable.

          (27) Financial Data Schedule - Not applicable.

          (99) Additional Exhibits - Not applicable.




                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HUGHES SUPPLY, INC.



Date:  May 31, 1994                By: /s/ J. Stephen Zepf
                                   J. Stephen Zepf, Treasurer,
                                   Chief Financial Officer and
                                   Chief Accounting Officer






































            INDEX OF EXHIBITS FILED WITH THIS REPORT


16.1      Letter from Coopers & Lybrand.